NATIONS FUNDS TRUST

Supplement dated April 1, 2005
to Prospectuses dated August 1, 2004

2005 Reorganizations

A. The prospectuses for all share classes of the Nations Funds listed in the left column below (each a “Fund”) are hereby supplemented by adding the following bullet point paragraph and chart at the end of the section entitled “About the Funds — Other important information”:

•	Proposed reorganization — On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of each Fund listed in the left column below, approved each Fund’s reorganization into a corresponding acquiring fund, another operating series of Nations Funds Trust, as shown in the following chart. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of each Fund would be exchanged for shares of equal dollar value of the corresponding acquiring fund as shown in the chart below.

Fund:		Will be reorganized into:
Nations Short-Intermediate Government Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares	à	Nations Short-Term Income Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares

Nations Florida Municipal Bond Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares	à	Nations Florida Intermediate Municipal Bond Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares

B. The prospectuses for all share classes of the Nations Funds listed below (each a “Fund”) are hereby supplemented by adding the following bullet point paragraph and chart at the end of the section entitled “About the Funds — Other important information”:

•	Proposed reorganization — On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of each Fund listed in the left column below, approved each Fund’s reorganization into a newly created acquiring fund that will have similar characteristics to the existing Fund shown in the right column below. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of each Fund would be exchanged for shares of equal dollar value of the newly created acquiring fund as shown in the chart below.

Fund:		Will be reorganized into:
Nations Government Securities Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares	à	Columbia Federal Securities Fund Class Z Shares Class A Shares Class B Shares Class C Shares

Nations Strategic Income Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares	à	Columbia Strategic Income Fund Class Z Shares Class A Shares Class B Shares Class C Shares

Nations Intermediate Municipal Bond Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares	à	Columbia Intermediate Tax-Exempt Fund Class Z Shares Class A Shares Class B Shares Class C Shares

Nations Kansas Municipal Income Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares	à	Columbia Intermediate Tax-Exempt Fund Class Z Shares Class A Shares Class B Shares Class C Shares

Fund:		Will be reorganized into:
Nations Tennessee Intermediate Municipal Bond Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares	à	Columbia Intermediate Tax-Exempt Fund Class Z Shares Class A Shares Class B Shares Class C Shares

Nations California Municipal Bond Fund Primary A Shares Investor A Shares Investor B Shares Investor C Shares	à	Columbia California Tax-Exempt Fund Class Z Shares Class A Shares Class B Shares Class C Shares

C. The prospectuses for the Investor A, Investor B and Investor C Shares of Nations Kansas Municipal Income Fund, Nations Tennessee Intermediate Municipal Bond Fund and Nations Short-Intermediate Government Fund are hereby supplemented by adding the following waiver category at the end of the disclosures under the heading “About your investment — Choosing a share class — When you might not have to pay a sales charge — Contingent deferred sales charges”:

A shareholder that holds Investor A, Investor B or Investor C Shares of Nations Kansas Municipal Income Fund, Nations Tennessee Intermediate Municipal Bond Fund or Nations Short-Intermediate Government Fund as of April 18, 2005 won’t have to pay an otherwise applicable CDSC on the sale of those Investor A, Investor B or Investor C Shares. Following the proposed 2005 reorganizations of Nations Kansas Municipal Income Fund, Nations Tennessee Intermediate Municipal Bond Fund and Nations Short-Intermediate Government Fund into corresponding acquiring funds, you will be subject to any applicable CDSC of the corresponding acquiring fund, however, the CDSC will be calculated from the trade date of your purchase of shares of your Nations Fund.

II. Closing of Certain Nations Funds to New Investors

     The prospectuses for all share classes of the Nations Funds listed in the following paragraph are hereby supplemented by adding the following sentence at the end of the first paragraph of the section entitled “An overview of the Funds”:

On or about April 29, 2005, Nations Short-Intermediate Government Fund, Nations Florida Municipal Bond Fund, Nations Government Securities Fund, Nations Strategic Income Fund, Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Tennessee Intermediate Municipal Bond Fund and Nations California Municipal Bond Fund will be closed to current or prospective investors with the following exceptions. Investors who purchase shares through the Systematic Investment Plan, Automatic Exchange Feature and reinvestment of dividends will continue to be allowed to purchase shares through those programs. In addition, certain wrap fee accounts, 529 plans, retirement plans and other mutual funds that purchase or offer shares of the Funds as of the closing date will continue to be able to purchase Fund shares following the closing.